Exhibit 99.19

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
DECEMBER, 1996



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.6501%



        Excess Protection Level
          3 Month Average  5.43%
          December, 1996  5.67%
          November, 1996  5.42%
          October, 1996  5.19%


        Cash Yield                                  17.33%


        Investor Charge Offs                        3.97%


        Base Rate                                   7.68%


        Over 35 Day Delinquency                     4.52%


        Seller's Interest                           17.12%


        Total Payment Rate                          11.85%


        Total Principal Balance                     $ 23,372,253,332.68


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,000,325,814.19